SECURITIES AND EXCHANGE COMMISSION

			       Washington, D.C. 20549



				      FORM 8-K

				   CURRENT REPORT

			    Pursuant to Section 13 or 15(d)
		       of the Securities Exchange Act of 1934




	    Date of Report (Date of earliest event reported):  May 28, 1996


			     COCA-COLA ENTERPRISES INC.

		(Exact name of registrant as specified in its charter)



	    Delaware                  01-09300                 58-0503352
	   (State of            (Commission File No.)        (IRS Employer
	 Incorporation)                                    Identification No.)




		 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
	   (Address of principal executive offices, including zip code)

				  (770) 989-3000
	      (Registrant's telephone number, including area code)












					   Page 1 of 5 pages
					   Exhibit Index page 4




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   Item 5.   Other Events
	     ------------
	     On May 28, 1996, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing the signing of a letter of intent for the Company to acquire Coca-Cola Bottling Company West, Inc. and a related company, Grand Forks Coca-Cola Bottling Co.



   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------
	     (c) Exhibits.


	     99   Press Release of Coca-Cola Enterprises Inc. issued
		  May 28, 1996

		 ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

				    SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					COCA-COLA ENTERPRISES INC.
					(Registrant)

				       E. LISTON BISHOP III

   Date:  May 28, 1996             By:------------------------------
				       E. Liston Bishop III
				       Assistant Secretary

			      COCA-COLA ENTERPRISES INC.

				    EXHIBIT INDEX


   Exhibit No.                                                     Page


       99         Press release of Coca-Cola Enterprises Inc.         5
		  issued May 28, 1996










































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